                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported):  June 14, 1999


                          NEUROMEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                        0-26984                     13-3526980
  (State or other               (Commission File No.)        (I.R.S. Employer
   jurisdiction                                             Identification No.)
of incorporation)

      10 Mountain View Road, Suite C-100
            Upper Saddle River, NJ                               07458-1933
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (201) 934-0660

ITEM 5.  Other Events.
----------------------

     Neuromedical Systems, Inc. (the "Company") hereby files under Form 8-K the Company's monthly operating report for May of 1999 as filed on June 14, 1999 with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such report, the "Monthly Report"). Attachments to the Monthly Report as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

     On March 30, 1999, counsel for the Company submitted a letter to the Securities and Exchange Commission (the "SEC") requesting that the SEC staff confirm that it would not recommend any SEC enforcement against the Company if, in lieu of the Company's periodic reports required under the Securities Exchange Act of 1934, the Company filed with the SEC under Form 8-K copies of its Monthly Reports within fifteen calendar days following the submission of such Monthly Reports to the Bankruptcy Court.

                                             Accrual Balance Sheet


                                                ACCRUAL BASIS-2
                                           COMPARATIVE BALANCE SHEET
                                                 SECOND QUARTER

-----------------------------------------------------------------------------------------------------------------
ASSETS                                                             MONTH            MONTH             MONTH
                                                             ----------------------------------------------------
                                                                   APRIL             MAY              JUNE
-----------------------------------------------------------------------------------------------------------------
   1     CASH                                                       5,056,355         4,913,981
-----------------------------------------------------------------------------------------------------------------
   2     ACCOUNTS RECEIVABLE, NET                                     259,071           259,757
-----------------------------------------------------------------------------------------------------------------
   3     INVENTORY                                                    300,181
-----------------------------------------------------------------------------------------------------------------
   4     NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------------
   5     PREPAID EXPENSES                                             215,848           837,339
-----------------------------------------------------------------------------------------------------------------
   6     OTHER (ATTACH LIST)                                                         10,062,500
-----------------------------------------------------------------------------------------------------------------
   7     TOTAL CURRENT ASSETS                                       5,831,455        16,073,577           -
-----------------------------------------------------------------------------------------------------------------
   8     PROPERTY, PLANT & EQUIPMENT                               19,047,177        19,047,177
-----------------------------------------------------------------------------------------------------------------
   9     LESS: ACCUMULATED DEPRECIATION/DEPLETION                 (15,922,774)      (18,757,733)
-----------------------------------------------------------------------------------------------------------------
   10    NET PROPERTY, PLANT & EQUIPMENT                            3,124,403           289,444           -
-----------------------------------------------------------------------------------------------------------------
   11    DUE FROM AFFILIATES & INSIDERS                                73,948            74,156
-----------------------------------------------------------------------------------------------------------------
   12    INTANGIBLES                                                 (520,702)         (520,700)
-----------------------------------------------------------------------------------------------------------------
   13    OTHER (ATTACH LIST)                                           53,635            53,635
-----------------------------------------------------------------------------------------------------------------
   14    TOTAL ASSETS                                               8,562,739        15,970,112           -
-----------------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
   15    ACCOUNTS PAYABLE                                              41,792            39,879
-----------------------------------------------------------------------------------------------------------------
   16    TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------
   17    NOTES PAYABLE                                                                  637,542
-----------------------------------------------------------------------------------------------------------------
   18    PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------
   19    SECURED DEBT
-----------------------------------------------------------------------------------------------------------------
   20    DUE TO AFFILIATES & INSIDERS                                   8,615             9,813
-----------------------------------------------------------------------------------------------------------------
   21    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
   22    TOTAL POSTPETITION LIABILITIES                                50,407           687,234           -
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
   23    SECURED DEBT                                               6,174,768         3,063,477
-----------------------------------------------------------------------------------------------------------------
   24    PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------------
   25    UNSECURED DEBT
-----------------------------------------------------------------------------------------------------------------
   26    OTHER (ATTACH LIST)                                        2,980,876         2,953,157
-----------------------------------------------------------------------------------------------------------------
   27    TOTAL PREPETITION LIABILITIES                              9,155,644         6,016,634           -
-----------------------------------------------------------------------------------------------------------------
   28    TOTAL LIABILITIES                                          9,206,051         6,703,868           -
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
   29    OWNERS' PREPETITION EQUITY                                   (86,028)          (86,028)
-----------------------------------------------------------------------------------------------------------------
   30    POSTPETITION CUMULATIVE PROFIT OR (LOSS)                    (557,284)        9,352,272
-----------------------------------------------------------------------------------------------------------------
   31    TOTAL EQUITY (DEFICIT)                                      (643,312)        9,266,244           -
-----------------------------------------------------------------------------------------------------------------
   32    TOTAL LIABILITIES & OWNERS' EQUITY                         8,562,739        15,970,112           -
-----------------------------------------------------------------------------------------------------------------

                                                           Balance Sheet Detail

                                             ACCRUAL BASIS-2
                               COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                                            2ND QUARTER 1999

--------------------------------------------------------------------------------------------------------------------------
                                                                            MONTH            MONTH             MONTH
                                                                      ----------------------------------------------------
                                                                            APRIL             MAY              JUNE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  LINE 5    PREPAIDS:
--------------------------------------------------------------------------------------------------------------------------
            A/R EXCHANGE - REVIEW STATIONS                                      76,876                 -
--------------------------------------------------------------------------------------------------------------------------
            PREPAID EXPENSES                                                    40,091           715,836
--------------------------------------------------------------------------------------------------------------------------
            PREPAID INSURANCE                                                   70,269            65,666
--------------------------------------------------------------------------------------------------------------------------
            EMPLOYEE RECEIVABLES                                                 6,152             3,628
--------------------------------------------------------------------------------------------------------------------------
            INTEREST RECEIVABLE - OTHER                                         17,119            38,568
--------------------------------------------------------------------------------------------------------------------------
            SECURITY DEPOSITS SHORT TERM                                         5,341            13,641
--------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL PREPAIDS          215,848           837,339           -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  LINE 6    OTHER
--------------------------------------------------------------------------------------------------------------------------
            INVESTMENTS HELD FOR SALE                                                         10,062,500
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LINE 11     DUE FROM AFFILIATES AND INSIDERS:
--------------------------------------------------------------------------------------------------------------------------
            ISRAEL                                                          13,695,196        13,695,196
--------------------------------------------------------------------------------------------------------------------------
            NETHERLANDS                                                      1,983,006         1,983,006
--------------------------------------------------------------------------------------------------------------------------
            EUROPE                                                           4,766,149         4,766,149
--------------------------------------------------------------------------------------------------------------------------
            ACE
--------------------------------------------------------------------------------------------------------------------------
            HONGKONG
--------------------------------------------------------------------------------------------------------------------------
            AUSTRALIA
--------------------------------------------------------------------------------------------------------------------------
            ASIA PACIFIC
--------------------------------------------------------------------------------------------------------------------------
            OVERSEAS HOLDING                                                    50,000            50,000
--------------------------------------------------------------------------------------------------------------------------
            OVERSEAS GROUP                                                      50,000            50,000
--------------------------------------------------------------------------------------------------------------------------
            RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS             (20,514,353)      (20,514,353)
--------------------------------------------------------------------------------------------------------------------------
            PAUL SOHMER                                                         43,950            44,158
--------------------------------------------------------------------------------------------------------------------------
                                     DUE FROM AFFILIATES AND INSIDERS           73,948            74,156           -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  LINE 13   OTHER:
--------------------------------------------------------------------------------------------------------------------------
            SECURITY DEPOSITS LONG TERM                                         53,635            53,635
--------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OTHER           53,635            53,635           -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  LINE 26   OTHER:
--------------------------------------------------------------------------------------------------------------------------
            ACCOUNTS PAYABLE                                                   981,061           981,061
--------------------------------------------------------------------------------------------------------------------------
            NOTE PAYABLE - BIRD FOUNDATION                                     120,096           120,096
--------------------------------------------------------------------------------------------------------------------------
            INTERCOMPANY A/P - HONGKONG                                              -                 -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED COMPENSATION                                               645,100           645,100
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED VACATION                                                   186,519           158,800
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED ADVERTISING                                                      -                 -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED AUDIT                                                       32,960            32,960
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED CONSULTING                                                  76,500            76,500
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED INTEREST                                                    47,133            47,133
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED LEGAL                                                       88,064            88,064
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED MISCELLANEOUS                                              101,256           101,256
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED OTHER                                                       39,185            39,185
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED TAXES                                                       54,737            54,737
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED RESTRUCTURING                                              608,265           608,265
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED PAYROLL TAXES                                                    -                 -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED PENSION PLAN PAYABLE                                             -                 -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED SALES TAX PAYABLE                                                -                 -
--------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OTHER        2,980,876         2,953,157           -
--------------------------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------------
LINE 30     POSTPETITION CUMULATIVE PROFIT OR LOSS
            --------------------------------------------------------------------------------------------------------------
            CUMULATIVE RESULTS OF OPERATION                                   (557,284)        8,739,772
            --------------------------------------------------------------------------------------------------------------
            UNREALIZED GAIN ON INVESTMENTS HELD FOR SALE                                         612,500
            --------------------------------------------------------------------------------------------------------------
                                                                TOTAL         (557,284)        9,352,272
            --------------------------------------------------------------------------------------------------------------

                                                  Accrual Income Stmt


                                               ACCRUAL BASIS-3
                                               INCOME STATEMENT
                                                SECOND QUARTER

---------------------------------------------------------------------------------------------------------------
REVENUES                                                         MONTH            MONTH             MONTH
                                                           ----------------------------------------------------
                                                                 APRIL             MAY
---------------------------------------------------------------------------------------------------------------
            1 GROSS REVENUES                                         81,778      13,435,522
---------------------------------------------------------------------------------------------------------------
            2 LESS: RETURNS & DISCOUNTS
---------------------------------------------------------------------------------------------------------------
            3 NET REVENUE                                            81,778      13,435,522             -
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------
            4 BEGINNING INVENTORY                                   300,181          300,181
---------------------------------------------------------------------------------------------------------------
            5 ADD: PURCHASES
---------------------------------------------------------------------------------------------------------------
            6 LESS: ENDING INVENTORY                                300,181              -
---------------------------------------------------------------------------------------------------------------
            7                           COST OF GOODS SOLD              -            300,181            -
---------------------------------------------------------------------------------------------------------------
            8 GROSS PROFIT                                           81,778       13,135,341            -
---------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
            9 OFFICER/INSIDER COMPENSATION                           55,050           55,050
---------------------------------------------------------------------------------------------------------------
           10 DIRECT LABOR/SALARIES                                  73,516          197,834
---------------------------------------------------------------------------------------------------------------
           11 PAYROLL TAXES                                           8,267           15,524
---------------------------------------------------------------------------------------------------------------
           12 RENT & LEASE EXPENSE                                   49,426           56,389
---------------------------------------------------------------------------------------------------------------
           13 INSURANCE                                              80,938           58,489
---------------------------------------------------------------------------------------------------------------
           14 DEPRECIATION/DEPLETION/AMORTIZATION                   208,557              -
---------------------------------------------------------------------------------------------------------------
           15 GENERAL & ADMINISTRATIVE                                2,980              944
---------------------------------------------------------------------------------------------------------------
           16 OTHER (ATTACH LIST)                                    33,297        3,196,148
---------------------------------------------------------------------------------------------------------------
           17 TOTAL OPERATING EXPENSES                              512,031        3,580,378            -
---------------------------------------------------------------------------------------------------------------
           18 OPERATING INCOME                                     (430,253)       9,554,963            -
---------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------
           19 OTHER INCOME (ATTACH LIST)                             16,680           19,807
---------------------------------------------------------------------------------------------------------------
           20 OTHER EXPENSES (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------
           21 INTEREST EXPENSE                                       (5,087)         (73,016)
---------------------------------------------------------------------------------------------------------------
           22 OTHER (ATTACH LIST)                                                   (204,698)
---------------------------------------------------------------------------------------------------------------
           23 NET OTHER INCOME & EXPENSES                            11,593         (257,907)           -
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
           24 PROFESSIONAL FESS                                      26,741
---------------------------------------------------------------------------------------------------------------
           25 U.S. TRUSTEE FEES
---------------------------------------------------------------------------------------------------------------
           26 OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------
           27 TOTAL REORGANIZATION EXPENSES                          26,741              -              -
---------------------------------------------------------------------------------------------------------------
           28 INCOME TAX
---------------------------------------------------------------------------------------------------------------
           29 NET PROFIT (LOSS)                                    (445,401)       9,297,056            -
---------------------------------------------------------------------------------------------------------------

                                               Income Stmt Detail


                                                 ACCRUAL BASIS-3
                                                INCOME STATEMENT
                                                2ND QUARTER 1999
                                                ----------------

-----------------------------------------------------------------------------------------------------------------------
                                                                          MONTH            MONTH            MONTH
                                                                    ---------------------------------------------------
                                                                          APRIL             MAY             JUNE
-----------------------------------------------------------------------------------------------------------------------
LINE 16       OTHER EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
              LIFE AND HEALTH INSURANCE
-----------------------------------------------------------------------------------------------------------------------
              TRAVEL AND ENTERTAINMENT                                          4,250          22,120
-----------------------------------------------------------------------------------------------------------------------
              DUES AND SUBSCRIPTIONS
-----------------------------------------------------------------------------------------------------------------------
              RELOCATION COSTS
-----------------------------------------------------------------------------------------------------------------------
              REPAIRS AND MAINTENANCE                                             399
-----------------------------------------------------------------------------------------------------------------------
              FREIGHT AND DELIVERIES                                            2,496            1,001
-----------------------------------------------------------------------------------------------------------------------
              COMPUTER EXPENSES                                                                    820
-----------------------------------------------------------------------------------------------------------------------
              EQUIPMENT LEASING                                                                    528
-----------------------------------------------------------------------------------------------------------------------
              AUTO EXPENSES
-----------------------------------------------------------------------------------------------------------------------
              PAYROLL FEES                                                        519              314
-----------------------------------------------------------------------------------------------------------------------
              CLINICAL TRIALS                                                  10,481           10,481
-----------------------------------------------------------------------------------------------------------------------
              CONSULTANTS                                                                      350,000
-----------------------------------------------------------------------------------------------------------------------
              CONTRACTED SERVICES
-----------------------------------------------------------------------------------------------------------------------
              LEGAL- REFUND FROM INSURANCE CO.                                                 (36,075)
-----------------------------------------------------------------------------------------------------------------------
              SUPPLIES                                                            926              799
-----------------------------------------------------------------------------------------------------------------------
              TELEPHONE AND COMMUNICATIONS                                     12,625           10,386
-----------------------------------------------------------------------------------------------------------------------
              TAXES AND FEES                                                    1,601              817
-----------------------------------------------------------------------------------------------------------------------
              ASSET WRITE DOWN                                                               2,834,957
-----------------------------------------------------------------------------------------------------------------------
              OTHER
-----------------------------------------------------------------------------------------------------------------------
              ROYALTIES
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL OTHER EXPENSE            33,297        3,196,148          -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LINE 19       OTHER INCOME:
-----------------------------------------------------------------------------------------------------------------------
              INTERCOMPANY
-----------------------------------------------------------------------------------------------------------------------
              INTEREST ON LOAN TO OFFICER
-----------------------------------------------------------------------------------------------------------------------
              INTEREST - BANKS                                                 16,680           19,807
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OTHER INCOME            16,680           19,807          -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 LINE 22      OTHER :
-----------------------------------------------------------------------------------------------------------------------
              PENALTY FOR EARLY EXTINGUISHMENT                                                 204,698
-----------------------------------------------------------------------------------------------------------------------
              OF DEBT
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL OTHER                 -          204,698          -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                Cash Summary


Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:
-----------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH            MONTH
                                                  ---------------------------------------------------
                                                        APRIL             MAY             JUNE
              ---------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------
              Checking                                      81,547           55,337
              ---------------------------------------------------------------------------------------
              Money Market                                 682,944        4,186,399
              ---------------------------------------------------------------------------------------
              Payroll                                       12,744            7,507
              ---------------------------------------------------------------------------------------
              Morgan Stanley Dean Witter                     8,531            8,561
              ---------------------------------------------------------------------------------------
              Merrill Lynch                                    560              561
              ---------------------------------------------------------------------------------------
              Certificates of Deposit *                  4,267,467          653,045
              ---------------------------------------------------------------------------------------
              Citifunds                                      2,562            2,571
              ---------------------------------------------------------------------------------------
              Investment                                         -
              ---------------------------------------------------------------------------------------
                          TOTAL                          5,056,355        4,913,981                -
-----------------------------------------------------------------------------------------------------


              * Restricted

                                                        Cash Stmt


Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
SECOND QUARTER

---------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS                                   MONTH            MONTH            MONTH
                                                            ---------------------------------------------------
                                                                  APRIL             MAY             JUNE
---------------------------------------------------------------------------------------------------------------
   1     CASH - BEGINNING OF MONTH                                 5,457,479        5,056,355
---------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------
   2     CASH SALES
---------------------------------------------------------------------------------------------------------------
   3     ACCOUNTS RECEIVABLE COLLECTIONS                              70,709           61,712
---------------------------------------------------------------------------------------------------------------
   4     LOANS & ADVANCES
---------------------------------------------------------------------------------------------------------------
   5     SALE OF ASSETS                                                             4,000,000
---------------------------------------------------------------------------------------------------------------
   6     LEASE & RENTAL INCOME
---------------------------------------------------------------------------------------------------------------
   7     WAGES
---------------------------------------------------------------------------------------------------------------
   8     OTHER (ATTACH LIST)                                          20,296          428,841
---------------------------------------------------------------------------------------------------------------
   9     TOTAL RECEIPTS                                               91,005        4,490,553           -
---------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------
   10    NET PAYROLL                                                  76,563          175,004
---------------------------------------------------------------------------------------------------------------
   11    PAYROLL TAXES PAID                                           49,063          109,234
---------------------------------------------------------------------------------------------------------------
   12    SALES, USE & OTHER TAXES PAID                                    62
---------------------------------------------------------------------------------------------------------------
   13    INVENTORY PURCHASES
---------------------------------------------------------------------------------------------------------------
   14    MORTGAGE PAYMENTS
---------------------------------------------------------------------------------------------------------------
   15    OTHER SECURED NOTE PAYMENTS                                 182,729        3,759,911
---------------------------------------------------------------------------------------------------------------
   16    RENTAL & LEASE PAYMENTS                                      53,390          100,092
---------------------------------------------------------------------------------------------------------------
   17    UTILITIES                                                     9,177           17,502
---------------------------------------------------------------------------------------------------------------
   18    INSURANCE                                                    84,841           52,248
---------------------------------------------------------------------------------------------------------------
   19    VEHICLE EXPENSES
---------------------------------------------------------------------------------------------------------------
   20    TRAVEL                                                        7,676            1,697
---------------------------------------------------------------------------------------------------------------
   21    ENTERTAINMENT
---------------------------------------------------------------------------------------------------------------
   22    REPAIRS & MAINTENANCE                                           472
---------------------------------------------------------------------------------------------------------------
   23    SUPPLIES                                                                         297
---------------------------------------------------------------------------------------------------------------
   24    ADVERTISING                                                   1,870
---------------------------------------------------------------------------------------------------------------
   25    HOUSEHOLD EXPENSES
---------------------------------------------------------------------------------------------------------------
   26    CHARITABLE CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
   27    GIFTS
---------------------------------------------------------------------------------------------------------------
   28    OTHER (ATTACH LIST)                                          26,035           22,586
---------------------------------------------------------------------------------------------------------------
   29    TOTAL                                                       491,878        4,238,570           -
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
   30    PROFESSIONAL FEES                                                            394,358
---------------------------------------------------------------------------------------------------------------
   31    U.S. TRUSTEE FEES                                               250
---------------------------------------------------------------------------------------------------------------
   32    OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------
   33    TOTAL                                                           250          394,358           -
---------------------------------------------------------------------------------------------------------------
   34    TOTAL DISBURSEMENTS                                         492,128        4,632,928           -
---------------------------------------------------------------------------------------------------------------
   35    NET CASH FLOW                                              (401,124)        (142,375)          -
---------------------------------------------------------------------------------------------------------------
   36    CASH - END OF MONTH                                       5,056,355        4,913,981           -
---------------------------------------------------------------------------------------------------------------

                                                    Cash Stmt Detail


--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS - OTHER                                                  APRIL             MAY             JUNE
--------------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------
              COBRA                                                        12,413            6,731
              ------------------------------------------------------------------------------------------------------
              TRAVEL                                                           20
              ------------------------------------------------------------------------------------------------------
              INSURANCE                                                        60           48,868
              ------------------------------------------------------------------------------------------------------
              NET SETTLEMENT WITH TBCC                                                     336,504
              ------------------------------------------------------------------------------------------------------
              REFUND AMERICAN EXPRESS DUES                                                      19
              ------------------------------------------------------------------------------------------------------
              BANK INTEREST                                                 7,804           36,719
              ------------------------------------------------------------------------------------------------------
              TOTAL OTHER CASH RECEIPTS                                    20,296          428,841

--------------------------------------------------------------------------------------------------------------------
CASH DISBURSEMENTS - OTHER                                             APRIL             MAY             JUNE
--------------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------
              401 K                                                         5,414           10,868
              ------------------------------------------------------------------------------------------------------
              CLINICAL TRIAL                                                  605
              ------------------------------------------------------------------------------------------------------
              CORPORATE SERVICES                                            2,220            1,066
              ------------------------------------------------------------------------------------------------------
              MISCELLANEOUS                                                   198
              ------------------------------------------------------------------------------------------------------
              PATENT FEE                                                   10,097
              ------------------------------------------------------------------------------------------------------
              PAYROLL SERVICES                                                614              334
              ------------------------------------------------------------------------------------------------------
              SHIPPING                                                      1,701            1,412
              ------------------------------------------------------------------------------------------------------
              BANK FEE                                                      5,187              606
              ------------------------------------------------------------------------------------------------------
              SECURITY DEPOSIT                                                               8,300
              ------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------
              TOTAL OTHER CASH DISBURSEMENTS                               26,035           22,586
--------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this eighteenth day of June, 1999.

                         NEUROMEDICAL SYSTEMS, INC.


                         By:   /s/ Mark L. Smith
                               -------------------------------------
                               Mark L. Smith
                               Vice President, Finance and
                               Administration and Chief Financial Officer